Exhibit 99.3

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

AUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Pro Forma Consolidated Statements of Profit or Loss	2-4

Pro Forma Consolidated Statements of Comprehensive Income	5

Notes to Pro Forma Consolidated Financial Statements	6-9

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PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$93,107	$22,509	$—	$115,616
Tenant reimbursements	10,171	2,375	—	12,546
Hotel revenues	3,718	12,920	—	16,638
Other operating income	1,927	456	—	2,383
Total revenues and other income	108,923	38,260	—	147,183

Expenses:
Operating, maintenance, and management fees	(36,091)	(8,599)	—	(44,690)
Real estate taxes and insurance	(15,702)	(4,357)	—	(20,059)
Hotel expenses	(3,836)	(11,853)	—	(15,689)
Total expenses	(55,629)	(24,809)	—	(80,438)
Gross profit	53,294	13,451	—	66,745

Fair value adjustment of investment properties, net	(24,214)	(28,551)	—	(52,765)
Depreciation	(832)	(1,906)	(586)	(3,324)
Impairment on property plant and equipment - hotels	—	(503)	503	—
Equity in loss of unconsolidated joint ventures	(29,593)	(34)	—	(29,627)
Asset management fees to affiliate	(9,982)	(3,148)	(278)	(13,408)
General and administrative expenses	(3,590)	(4,184)	—	(7,774)
Operating loss	(14,917)	(24,875)	(361)	(40,153)
Transaction and related costs	(6,018)	—	6,018	—
Finance income	318	58	—	376
Finance loss from financial assets at fair value through profit or loss	(6,435)	(6,448)	—	(12,883)
Finance expenses	(30,126)	(11,511)	—	(41,637)
Gain on extinguishment of debt	415	—	—	415
Foreign currency transaction adjustments, net	(2,912)	27	—	(2,885)
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Net loss attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Net income (loss) attributable to non-controlling interests	3,618	(2,738)	(8)	872
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

March 26, 2021	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$72,283	$30,393	$—	$102,676
Tenant reimbursements	10,789	3,097	—	13,886
Hotel revenues	—	31,382	—	31,382
Interest income from debt investments	369	—	—	369
Other operating income	3,078	807	—	3,885
Total revenues and other income	86,519	65,679	—	152,198

Expenses:
Operating, maintenance, and management fees	(29,845)	(11,622)	—	(41,467)
Real estate taxes and insurance	(12,631)	(5,733)	—	(18,364)
Hotel expenses	—	(22,770)	—	(22,770)
Total expenses	(42,476)	(40,125)	—	(82,601)
Gross profit	44,043	25,554	—	69,597

Fair value adjustment of investment properties, net	22,142	22,916	—	45,058
Depreciation	—	(2,539)	(784)	(3,323)
Equity in (loss) income of unconsolidated joint ventures	31,206	—	—	31,206
Asset management fees to affiliate	(8,158)	(4,093)	(475)	(12,726)
General and administrative expenses	(3,479)	(3,528)	—	(7,007)
Operating profit (loss)	85,754	38,310	(1,259)	122,805
Transaction and related costs	(4,462)	—	—	(4,462)
Finance income	1,842	303	—	2,145
Finance income from financial assets at fair value through profit or loss	26,478	5,922	—	32,400
Finance expenses	(28,849)	(19,876)	—	(48,725)
Loss on extinguishment of debt	(1,106)	(105)	—	(1,211)
Foreign currency transaction adjustments, net	(12,498)	141	—	(12,357)
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

Net income (loss) attributable to owner	$69,805	$22,431	$(1,181)	91,055
Net (loss) income attributable to non-controlling interests	(2,646)	2,264	(78)	(460)
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2018
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$71,181	$30,015	$—	$101,196
Tenant reimbursements	12,621	3,252	—	15,873
Hotel revenues	—	32,666	—	32,666
Interest income from debt investments	2,018	—	—	2,018
Other operating income	2,812	735	—	3,547
Total revenues and other income	88,632	66,668	—	155,300

Expenses:
Operating, maintenance, and management fees	(29,110)	(10,785)	—	(39,895)
Real estate taxes and insurance	(11,762)	(5,316)	—	(17,078)
Hotel expenses	—	(22,907)	—	(22,907)
Total expenses	(40,872)	(39,008)	—	(79,880)
Gross profit	47,760	27,660	—	75,420

Fair value adjustment of investment properties, net	17,111	12,816	—	29,927
Depreciation	—	(2,539)	(784)	(3,323)
Provision for loss on debt investments	(2,500)	—	—	(2,500)
Equity in income of unconsolidated joint ventures	17,469	339	—	17,808
Asset management fees to affiliate	(8,525)	(3,985)	(583)	(13,093)
General and administrative expenses	(4,929)	(3,001)	—	(7,930)
Operating profit (loss)	66,386	31,290	(1,367)	96,309

Finance income	1,798	457	—	2,255
Finance loss from financial assets at fair value through profit or loss	(12,579)	(1,728)	—	(14,307)
Finance expenses	(31,054)	(14,663)	—	(45,717)
Loss on extinguishment of debt	(494)	—	—	(494)
Foreign currency transaction adjustments, net	10,141	144	—	10,285
Net income (loss)	$34,198	$15,500	$(1,367)	$48,331

Net income (loss) attributable to owner	$41,320	$18,471	$(1,289)	58,502
Net loss attributable to non-controlling interests	(7,122)	(2,971)	(78)	(10,171)
Net income (loss)	$34,198	$15,500	$(1,367)	$48,331

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive loss attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Total comprehensive loss attributable to non-controlling interests	3,618	(2,738)	(8)	872
Total comprehensive loss	$(59,675)	$(42,749)	$5,657	$(96,767)

	Year ended December 31, 2019
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Net income (loss)	$67,159	$24,695	$(1,259)	$90,595

Total comprehensive income (loss)	$67,159	$24,695	$(1,259)	$90,595

Total comprehensive income (loss) attributable to owner	$69,805	$22,431	$(1,181)	$91,055
Total comprehensive (loss) income attributable to non-controlling interests	(2,646)	2,264	(78)	(460)
Total comprehensive income (loss)	$67,159	$24,695	$(1,259)	$90,595

	Year ended December 31, 2018
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Net income (loss)	$34,198	$15,500	$(1,367)	$48,331

Total comprehensive income (loss)	$34,198	$15,500	$(1,367)	$48,331

Total comprehensive income (loss) attributable to owner	$41,320	$18,471	$(1,289)	$58,502
Total comprehensive loss attributable to non-controlling interests	(7,122)	(2,971)	(78)	(10,171)
Total comprehensive income (loss)	$34,198	$15,500	$(1,367)	$48,331

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1: GENERAL

A.Presented below are pro forma consolidated financial statements for the years ended December 31, 2020, 2019 and 2018 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities and two investments in joint ventures, working capital and loans. The Company is in process of assessing the fair value of the acquired tangible assets, liabilities assumed and any applicable intangible assets and liabilities for this business combination.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1: GENERAL (Cont.)
The fair values of the assets acquired and liabilities assumed at the closing date were as follows:

Assets:
Cash	$9,735
Rents and other receivables	2,567
Prepaid expenses and other assets	3,341
Investment property	465,908
Property plant and equipment - hotels, net	137,000
Investment in joint ventures	3,150
Financial assets at fair value through profit or loss	6,271
Restricted cash	3,243
Total assets	631,215
Liabilities:
Notes payable	(328,203)
Accounts payable and accrued liabilities	(9,926)
Due to Owner	(2,123)
Other liabilities	(3,788)
Lease obligation	(9,258)
Rental security deposits	(1,467)
Total liabilities	(354,765)
Non-controlling interests	(12,325)
Fair value of identifiable intangible asset acquired:
Goodwill	16,342
Total consideration	$280,467

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's annual financial statements as of December 31, 2020.

NOTE 3: PRO FORMA ASSUMPTIONS

A.General
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of POSOR II, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3: PRO FORMA ASSUMPTIONS (Cont.)

B.Principal assumptions used in preparing the Pro Forma Statements
The Pro Forma Statements have been prepared under the following assumptions:
1.The POSOR II merger occurred on January 1, 2018 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.
2.An adjustment to depreciation is related to resetting the deprecation amounts based on the revised hotel cost basis.
Depreciation expenses in the pro forma consolidated financial statements were recognized according to temporary purchase price allocation. Hereunder details of the purchase price allocation:

Land	$33,152
Building	101,187
Furniture and equipment	2,661
Total estimated purchase price	$137,000
3.An adjustment to asset management fees to affiliate based on the Company's back-to-back agreement of one-twelfth of 0.75% of the sum of the amount paid.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. As a result of the Merger, the Company recognized a third segment, hotel. Prior to November 2019, the Company had only one segment. The selected pro forma financial information for the three reporting segments for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Year ended December 31, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$113,528	$17,017	$16,638	$147,183
Gross profit	$57,759	$8,217	$769	$66,745
Finance expenses	$31,123	$5,171	$5,343	$41,637

	Year ended December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$118,932	$1,884	$31,382	$152,198
Gross profit	$60,037	$948	$8,612	$69,597
Finance expenses	$43,986	$497	$4,242	$48,725

	Year ended December 31, 2018
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$122,634	$—	$32,666	$155,300
Gross profit	$65,661	$—	$9,759	$75,420
Finance expenses	$42,197	$—	$3,520	$45,717

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.GENERAL

Presented below are pro forma consolidated financial statements for the years ended December 31, 2020, 2019 and 2018 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities, two investments in joint ventures, working capital and loans.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

BOD - 1

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

B.ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS
1.     Below is an analysis of the pro forma results of operations for the year ended December 31, 2020 and 2019:
Rental income increased from $102.7 million for the year ended December 31, 2019 to $115.6 million for the year ended December 31, 2020, primarily as a result of the acquisitions of single-family homes, and tenant reimbursements decreased from $13.9 million for the year ended December 31, 2019 to $12.5 million for the year ended December 31, 2020. Hotel revenues decreased from $31.4 million for the year ended December 31, 2019 to $16.6 million for the year ended December 31, 2020, primarily as a result of COVID-19. On March 31, 2020, both hotels were temporarily closed due to COVID-19 (Coronavirus). The Springmaid Beach Resort reopened on May 1, 2020 and the Q&C Hotel reopened on September 1, 2020. The extent of the effects of the COVID-19 pandemic on the Company’s business and the hotel industry at large is highly uncertain and will ultimately depend on future developments, including, but not limited to, the duration and severity of the outbreak, governmental response, the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume.
Operating, maintenance, and management fees increased from $41.5 million for the year ended December 31, 2019 to $44.7 million for the year ended December 31, 2020 and real estate taxes and insurance increased from $18.4 million for the year ended December 31, 2019 to $20.1 million for the year ended December 31, 2020, primarily as a result of the acquisition of single-family homes. Hotel expenses decreased from $22.8 million for the year ended December 31, 2019 to $15.7 million for the year ended December 31, 2020, primarily as a result of COVID-19.
The fair value adjustment of investment properties decreased from $45.1 million for the year ended December 31, 2019 to $52.8 million loss for the year ended December 31, 2020, as a result of adjustments made to reflect the fair values of the Company and POSOR II properties, primarily as a result of COVID-19.

Finance expenses decreased from $48.7 million for the year ended December 31, 2019 to $41.6 million for the year ended December 31, 2020, primarily as a result of an decrease in the LIBOR index related to the variable rate debt of the Company and POSOR II properties.
2.     Below is an analysis of the pro forma results of operations for the year ended December 31, 2019 and 2018:
Rental income increased from $101.2 million for the year ended December 31, 2018 to $102.7 million for the year ended December 31, 2019, primarily as a result of the single-family homes, and tenant reimbursements decreased from $15.9 million for the year ended December 31, 2018 to $13.9 million for the year ended December 31, 2019. Hotel revenues decreased from $32.7 million for the year ended December 31, 2018 to $31.4 million for the year ended December 31, 2019.
Operating, maintenance, and management fees increased from $39.9 million for the year ended December 31, 2018 to $41.5 million for the year ended December 31, 2019 and real estate taxes and insurance increased from $17.1 million for the year ended December 31, 2018 to $18.4 million for the year ended December 31, 2019, primarily as a result of the acquisition of single-family homes. Hotel expenses decreased from $22.9 million for the year ended December 31, 2018 to $22.8 million for the year ended December 31, 2019.
The fair value adjustment of investment properties increased from $29.9 million for the year ended December 31, 2018 to $45.1 million for the year ended December 31, 2019, as a result of adjustments made to reflect the fair values of the Company and POSOR II properties.

Finance expenses increased from $45.7 million for the year ended December 31, 2018 to $48.7 million for the year ended December 31, 2019.

March 26, 2021	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chairman of Board of Directors	Chief Executive Officer
BOD - 2